SCHNEIDER SMALL CAP VALUE FUND
                                  (THE "FUND")


                  (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                          Supplement dated June 1, 2006
                      to Prospectus dated December 31, 2005

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.




    Effective June 1, 2006, the Schneider Small Cap Value Fund will accept subsequent purchases and subsequent exchanges from all existing shareholders subject to any restrictions on such purchases imposed by a shareholder's broker or other intermediary. The Schneider Small Cap Value Fund will remain closed to new investors. Existing shareholders must have an existing account number in Schneider Small Cap Value Fund in order to purchase or exchange from the Schneider Value Fund. New account numbers will not be issued for existing shareholders except in cases of account transfers due to death, divorce, gifts to family or charities or other special tax and legal matters, and in cases of financial intermediary-to-financial intermediary transfers.










               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.